                                                                Exhibit 10.108.4
                                                           EXECUTION COUNTERPART

                                  AMENDMENT FOUR

         AMENDMENT FOUR (this "AMENDMENT") dated as of December 12, 2000 by and among EDISON MISSION MIDWEST HOLDINGS CO. (the "BORROWER"), THE CHASE MANHATTAN BANK as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and each of certain commercial lending institutions party hereto (the "LENDERS").

         WHEREAS, the Borrower, the Administrative Agent and certain of the Lenders entered into a Credit Agreement dated as of December 15, 1999 (as heretofore amended, modified and supplemented, the "CREDIT AGREEMENT");

         WHEREAS, the Borrower entered into a $71 million Credit Agreement dated of May 8, 2000 with certain commercial lending institutions arranged by Societe Generale and Bayerische Landesbank Girozentrale (as heretofore amended, modified and supplemented, the "2000 CAPEX CREDIT AGREEMENT").

         WHEREAS, the Borrower desires to increase its Tranche A Loan Commitments by $71 million dollars in order to replace the 2000 Capex Credit Agreement.

         WHEREAS, the Borrower desires to renew the Tranche A Loan Commitments for an additional 364-day period pursuant to SECTION 2.6 of the Credit Agreement;

         WHEREAS, pursuant to SECTION 2.6 of the Credit Agreement, each Lender party to the Credit Agreement may elect to renew its Tranche A Loan Commitment for an additional 364-day period or allow its Tranche A Loan Commitment to expire on the Existing Tranche A Loan Commitment Termination Date;

         WHEREAS, the Borrower has the right to accept Tranche A Loan Commitments from third party financial institutions acceptable to the Administrative Agent (the "NEW LENDERS") to replace Tranche A Loan Commitments of any Lender who elects not to renew its Tranche A Loan Commitments pursuant to
SECTION 2.6 of the Credit Agreement;

         WHEREAS, the New Lenders wish to become parties to the Credit Agreement as "Lenders" thereunder, the Borrower, the Administrative Agent and the Lenders party hereto intend to (i) increase the aggregate amount of Tranche A Loan Commitments from $840 million to $911 million and (ii) extend the Tranche A Loan Termination Date for an additional 364-day period pursuant to SECTION 2.6 of the Credit Agreement;

         WHEREAS, Midwest and ComEd have entered into an Amended and Restated Power Purchase Agreement dated as of September 13, 2000 attached as Exhibit A hereto, ("AMENDED AND RESTATED COLLINS PPA") in order to provide gas price protection to Midwest and an adjustment to the maximum power purchase requirement of ComEd in connection with Midwest's sale of energy from the Collins Facility;

         WHEREAS, the consent of the Required Lenders is required in connection with the execution and delivery of the Amended and Restated Collins PPA, the Borrower has requested and the Lenders party hereto consent to Midwest's execution and delivery of the Amended and Restated Collins PPA;

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

         Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedents specified in Section 6 below, but effective as of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

                  (a) Each of the New Lenders shall be deemed to be a "Lender" under and for all purposes of the Credit Agreement and each reference therein to "Lender" shall be deemed to include the New Lenders. References in the Credit Agreement to "this Agreement" shall be deemed to be references to the Credit Agreement as amended hereby.

                  (b) SECTION 1.1 of the Credit Agreement shall be amended by deleting the definition of "LENDERS", in its entirety and replacing it with the following definition:

                  "LENDERS" means, (a) on the date hereof, the certain commercial lending institutions party hereto and (b) thereafter, the Lenders from time to time holding Commitments after giving effect to any assignments thereof permitted BY SECTION 11.11.1."

                  (c) SCHEDULES 1.1(a) and (b) of the Credit Agreement shall be deleted and replaced in their entirety with Exhibit B hereto.

         Section 3. FACILITY FEE. For purposes of calculating the amount of Facility Fees payable under SECTION 3.3.1 of the Credit Agreement, the increase of the Tranche A Commitments contemplated by Section 2 hereof shall be deemed to have been increased (and the Tranche A Commitments of the New Lenders shall be deemed to have become effective) immediately upon the satisfaction of the conditions precedents specified in Section 6 hereof.

         Section 4. EXTENSION OF TRANCHE A COMMITMENTS. The Lenders holding Tranche A Loan Commitments as specified in SCHEDULE 1.1(a) to the Credit Agreement (attached as Exhibit B hereto) as of the Amendment Effective Date agree to extend the Tranche A Loan Commitment Termination Date for an additional 364 days as specified in SECTION 2.6 of the Credit Agreement.

         Section 5. CONSENT. Pursuant to SECTION 8.2.6(b) of the Credit Agreement, the Lenders party hereto hereby consent to the execution and delivery by Midwest and ComEd of the Amended and Restated Collins PPA (and waive any default under SECTION 8.2.6(b) of the Credit Agreement which may exist as a consequence of Midwest executing and delivering the Amended and Restated Collins PPA in advance of such consent).

         Section 6. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions precedent have been satisfied or will be satisfied contemporaneously with this Amendment becoming effective:

                  (a) Delivery to the Administrative Agent of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, the New Lenders and each of the Lenders who will hold Tranche A Loan Commitments immediately after the Amendment Effective Date (such Lenders constituting Required Lenders);

                  (b) The Administrative Agent shall have received opinions, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders, from (i) the general counsel to the Loan Parties and (ii) the special New York counsel to the Loan Parties. Each such opinion shall be in form and substance reasonably satisfactory to the Administrative Agent;

                  (c) The representations and warranties of the Borrower as set forth in the Credit Agreement and each Loan Party as set forth in each of the Loan Documents to which such Loan Party is a party, shall be true and correct as of the Amendment Effective Date after giving effect to the amendments contemplated hereby (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date); and

                  (d) As of the Amendment Effective Date, no Default shall have occurred (excluding any default waived pursuant to Section 5 hereof) and be continuing after giving effect to this Amendment.

         Section 6. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

                                            EDISON MISSION MIDWEST
                                            HOLDINGS CO.



                                            By: /s/ Maria P. Litos
                                               --------------------------------
                                               Name: Maria P. Litos
                                               Title: Vice President

                                            Address for Notices:
                                            18101 Von Karman Avenue
                                            Suite 1700
                                            Irvine, CA 92616
                                            Attention: General Counsel
                                            Telecopier No.: (949) 752-1420


                                            THE CHASE MANHATTAN BANK,
                                            as Administrative Agent and
                                            as Lender



                                            By: /s/ Thomas L. Casey
                                               --------------------------------
                                                Name: Thomas L. Casey
                                                Title: Vice President



                                            Address for Notices:
                                            Tom Casey
                                            270 Park Avenue
                                            New York, New York 10017
                                            With a copy to :
                                            Loan & Agency Services Group
                                            The Chase Manhattan Bank
                                            1 Chase Manhattan Plaza
                                            New York, New York 10081
                                            Attention: Janet Belden


                                            CITIBANK, N.A.,
                                            as Lender

                                            By: /s/ Jonathan B. Lindenberg
                                               --------------------------------
                                                Name: Jonathan B. Lindenberg
                                                Title: Managing Director

                                            Address for Notices:
                                            399 Park Avenue
                                            4th Floor
                                            New York, New York 10043
                                            Attention: David Goldenberg
                                            Telecopier No.:


                                            SOCIETE GENERALE,
                                                as Lender

                                            By: /s/ Francis Sacr
                                               --------------------------------
                                                Name: Francis Sacr
                                                Title: Director, Project Finance

                                            Address for Notices:
                                            1221 Avenue of the Americas
                                            11th Floor
                                            New York, New York 10020
                                            Attention: Donna Reynolds/Debbie
                                                       Napoli
                                            Telecopier No.:


                                            WESTDEUTSCHE LANDESBANK
                                              GIROZENTRALE, New York Branch,
                                                as Lender

                                            By: /s/ Cyril Derueloy
                                               --------------------------------
                                                Name: Cyril Derueloy
                                                Title: Manager

                                            By: /s/ Michael D. Peist
                                               --------------------------------
                                                Name: Michael D. Peist
                                                Title: Associate Director
                                            Address for Notices:
                                            1211 Avenue of the Americas
                                            25th Floor
                                            New York, New York 10036-8701
                                            Attention: Jonathan Berman/Matt
                                                       Wilson
                                            Telecopier No.:

                                            BANK OF MONTREAL,
                                                as Lender

                                            By: /s/ Cahal B. Carmody
                                               --------------------------------
                                                Name: Cahal B. Carmody
                                                Title: Director

                                            Address for Notices:
                                            700 Louisiana
                                            Suite 4400
                                            Houston, TX 77002
                                            Attention: Cahal Carmody
                                            Telecopier No.:

                                            FORTIS CAPITAL CORP.,
                                                as Lender

                                            By: /s/ Chris McCall
                                               --------------------------------
                                                Name: Chris McCall
                                                Title: Vice President

                                            By: /s/ Svein Engh
                                               --------------------------------
                                                Name: Svein Engh
                                                Title: Managing Director
                                            Address for Notices:
                                            3 Stamford Plaza
                                            301 Tresser Boulevard
                                            9th Floor
                                            Stamford, CT 06901-3239
                                            Attention: Marlene Ellis
                                            Telecopier No.:

                                            THE ROYAL BANK OF SCOTLAND
                                              PLC,
                                              as Lender

                                            By: /s/ Brian Mcinnes
                                               --------------------------------
                                                Name: Brian Mcinnes
                                                Title: Senior Vice President

                                            Address for Notices:
                                            65 E. 55th Street
                                            21st Floor
                                            New York, New York 10022
                                            Attention: Helaine Griffin
                                            Telecopier No.: (212) 401-1336

                                            THE BANK OF NOVA SCOTIA,
                                                as Lender

                                            By: /s/ John Quick
                                               --------------------------------
                                                Name: John Quick
                                                Title: Managing Director

                                            Address for Notices:
                                            600 Peachtree Street
                                            Suite 2700
                                            Atlanta, GA 30383
                                            Attention: Kathy Clark
                                            Telecopier No.:
                                            With a copy to :
                                            580 California Street
                                            Suite 2100
                                            San Francisco, CA 94101
                                            Attention:  John Quick
                                            Telecopier No.:


                                            BANK OF AMERICA, N.A.,
                                                as Lender

                                            By: /s/ Raymond Gagne
                                               --------------------------------
                                                Name: Raymond Gagne
                                                Title: Managing Director

                                            Address for Notices:
                                            101 N. Tryon Street
                                            NC1-001-15-04
                                            Charlotte, NC 28255
                                            Attention:  Lynne Cole
                                            Telecopier No.:

                                            ABN AMRO BANK N.V.,
                                                as Lender

                                            By: /s/ Miguel Pachicano
                                               --------------------------------
                                                Name: Miguel Pachicano
                                                Title: Group Vice President

                                            By: /s/ Sonny K. Tran
                                               --------------------------------
                                                Name: Sonny K. Tran
                                                Title: Assistant Vice President
                                            Address for Notices:
                                            208 South LaSalle Street
                                            Suite 1500
                                            Chicago, IL 60604-1003
                                            Attention: Credit Administration
                                            With a copy to:
                                            135 South LaSalle Street
                                            Suite 710
                                            Chicago, IL 60603
                                            Attention: David Bryant
                                            Telecopier No.: (312) 583-6111


                                            LEHMAN COMMERCIAL PAPER INC.,
                                                  as Lender

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            c/o Bankers Trust Company
                                            Corporate Trust & Agency Group
                                            Loan Services
                                            4 Albany Street
                                            7th Floor
                                            New York, New York 10006
                                            Attention: Jason Yoo
                                            Telecopier No.:
                                            With a copy to:
                                            3 World Financial Center
                                            10th Floor
                                            New York, New York 10285

                                            DRESDNER BANK AG,
                                              New York and Grand Cayman
                                              Branches,
                                                as Lender

                                            By: /s/ Fred C. Thurston
                                               --------------------------------
                                                Name: Fred C. Thurston
                                                Title: Vice President

                                            By: /s/ Andrew Schroeder
                                               --------------------------------
                                                Name: Andrew Schroeder
                                                Title: Vice President

                                            Address for Notices:
                                            75 Wall Street
                                            New York, New York 10005-2889
                                            Attention: Annabelle Librojo
                                            Telecopier No.:

                                            BAYERISCHE LANDESBANK
                                              GIROZENTRALE,
                                                as Lender

                                            By: /s/ Dietmar Rieg
                                               --------------------------------
                                                Name: Dietmar Rieg
                                                Title: First Vice President

                                            By: /s/ Cornelia Wintergerst
                                               --------------------------------
                                                Name: Cornelia Wintergerst
                                                Title: Vice President
                                            Address for Notices:
                                            560 Lexington Avenue
                                            New York, New York 10094
                                            Attention: Patricia Sanchez
                                            Telecopier No.:

                                            BARCLAYS BANK PLC,
                                              as Lender

                                            By: /s/ Sydney G. Dennis
                                               --------------------------------
                                                Name: Syndey G. Dennis
                                                Title: Director

                                            Address for Notices:
                                            222 Broadway
                                            New York, New York 10038
                                            Attention:  Marsha Hamlette
                                            Telecopier No.:  212 412 5306


                                            UNION BANK OF CALIFORNIA, N.A.,
                                                as Lender

                                            By: /s/ Robert J. Cole
                                               --------------------------------
                                                Name: Robert J. Cole
                                                Title: Vice President

                                            Address for Notices:
                                            Commercial Loan Operations
                                            1980 Saturn Street
                                            Monterey Park, CA 91755
                                            Attention:  Ruby Gonzales
                                            Telecopier No.:


                                            BANK ONE, NA (Chicago Branch),
                                                as Lender

                                            By: /s/ Jane Bek
                                               --------------------------------
                                                Name: Jane Bek
                                                Title: Vice President

                                            Address for Notices:
                                            1 Bank One Plaza
                                            Suite 0634
                                            Chicago, IL 60670
                                            Attention: Claudia Kich
                                            Telecopier No.:


                                            TORONTO DOMINION (TEXAS) INC.,
                                                as Lender

                                            By: /s/ Debbie A. Greene
                                               --------------------------------
                                                Name: Debbie Greene
                                                Title: Vice President

                                            Address for Notices:

                                            909 Fannin Street
                                            17th Floor
                                            Houston, TX 77010
                                            Attention: Lynn Chasin
                                            Telecopier No.:


                                            BNP PARIBAS,
                                              as Lender

                                            By: /s/ Ralph E. Scholtz
                                               --------------------------------
                                                Name: Ralph E. Scholtz
                                                Title: Managing Director

                                            By: /s/ Tim Vincent
                                               --------------------------------
                                                Name: Tim Vincent
                                                Title: Vice President

                                            Address for Notices:
                                            Treasury Department
                                            180 Montgomery Street
                                            San Francisco, CA 94101
                                            Attention: Don Hart
                                            Telecopier No.:
                                            With a copy to:
                                            787 Seventh Avenue
                                            New York, NY 10019
                                            Attention:  Sean Finnegan
                                            Telecopier No.:


                                            COMMERZBANK AG, New York and
                                              Cayman Island Branches,
                                                as Lender

                                            By: /s/ Christian Jagenberg
                                               --------------------------------
                                                Name: Christian Jagenberg
                                                Title: Senior Vice President and
                                                       Manager

                                            By: /s/ Steven F. Larsen
                                               --------------------------------
                                                Name: Steven F. Larsen
                                                Title: Vice President

                                            Address for Notices:
                                            2 World Financial Center
                                            New York, New York 10281-1050
                                            Attention: Christine Hunermund
                                            Telecopier No.:




                                            SANPAOLO IMI S.p.A.,
                                              as Lender

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:
                                            Address for Notices:
                                            245 Park Avenue
                                            35th Floor
                                            New York, New York 10167
                                            Attention: Gerardo Suarez/John
                                                       Ferrante
                                            Telecopier No.:

                                            DEXIA PUBLIC FINANCE BANK,
                                                as Lender

                                            By: /s/ Marc Brugiere
                                               --------------------------------
                                                Name: Marc Brugiere
                                                Title: General Manager

                                            By: /s/ Robert N. Sloan, Jr.
                                               --------------------------------
                                                Name: Robert N. Sloan, Jr.
                                                Title: Vice President
                                            Address for Notices:
                                            450 Park Avenue
                                            New York, New York 10022
                                            Attention:  Aida Slabotzky
                                            Telecopier No.:

                                            THE FUJI BANK, LIMITED,
                                              as Lender

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            Two World Trade Center
                                            79th Floor
                                            New York, New York 10048
                                            Attention: Tina Catapano/Betty Ali
                                            Telecopier No.:

                                            KBC BANK N.V.,
                                              as Lender

                                            By: /s/ Robert Snauffer
                                               --------------------------------
                                                Name: Robert Snauffer
                                                Title: First Vice President

                                            By: /s/ Patrick A. Janssens
                                               --------------------------------
                                                Name: Patrick A. Janssens
                                                Title: Vice President
                                            Address for Notices:
                                            125 West 55th Street
                                            10th Floor
                                            New York, New York 10019
                                            Attention: Michael Curran
                                            Telecopier No.:


                                            CREDIT LYONNAIS, New York Branch
                                               as Lender

                                            By: /s/ Michael Foren
                                               --------------------------------
                                                Name: Michael Foren
                                                Title: First Vice President

                                            Address for Notices:
                                            1301 Avenue of the Americas
                                            New York, New York 10019
                                            Attention:  Justine Ventrelli
                                            Telecopier No.:

                                            MB FINSTRUTTURE, S.p.A.
                                              as Lender

                                            By: /s/ Massimo di Carlo
                                               --------------------------------
                                                Name: Massimo di Carlo
                                                Title:

                                            By: /s/ Mauro Maia
                                               --------------------------------
                                                Name:Mauro Maia
                                                Title:



                                            Address for Notices:
                                            Piazzetta Enrico Cuccia, 1
                                            Milano, Italy 20121
                                            Attention: Maria Teresa Iardella
                                            Telecopier No.: 39 02 8829 945


                                            ABBEY NATIONAL TREASURY
                                              SERVICES plc,
                                                as Lender

                                            By: /s/ Richard Silva
                                               --------------------------------
                                                Name: Richard Silva
                                                Title: Senior Manager

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:
                                            Address for Notices:
                                            26-28 Dorset Square
                                            London, NW1 6QC
                                            United Kingdom
                                            Attention: Sue Hawkins
                                            Telecopier No.:


                                            AUSTRALIA AND NEW ZEALAND
                                              BANKING GROUP LIMITED,
                                                as Lender

                                            By: /s/ Roy J. Marsden
                                               --------------------------------
                                                Name: Roy J. Marsden
                                                Title: Executive Vice President

                                            Address for Notices:
                                            1177 Avenue of the Americas
                                            New York, New York 10036-2798
                                            Attention: Tessie Amante/Doreen
                                                       Klingenbeck
                                            Telecopier No.:





                                            CIBC INC.,
                                              as Lender

                                            By: /s/ Dennis P. O'Meara
                                               --------------------------------
                                                Name: Dennis P. O'Meara
                                                Title: Executive Director

                                            Address for Notices:
                                            Two Paces West
                                            2727 Paces Ferry Raod
                                            Suite 1200
                                            Atlanta, GA 30309
                                            Attention: Beverly Bowman/Miriam
                                                       McCart
                                            Telecopier No.:


                                            NORDDEUTSCHE LANDESBANK
                                              GIROZENTRALE New York/Grand
                                              Cayman Islands Branches,
                                                as Lender

                                            By: /s/ Stephanie Finnen
                                               --------------------------------
                                                 Name: Stephanie Finnen
                                                 Title: Vice President

                                            By: /s/ Stephen K. Hunter
                                               --------------------------------
                                                Name: Stephen K. Hunter
                                                Title: Senior Vice President

                                            Address for Notices:
                                            1114 Avenue of the Americas
                                            New York, New York 10036
                                            Attention: Stefanie Scholz
                                            Telecopier No.:


                                            THE INDUSTRIAL BANK OF JAPAN,
                                              LIMITED,
                                                as Lender

                                            By: /s/ Michael C. Jones
                                               --------------------------------
                                                Name: Micheal C. Jones
                                                Title: Vice President



                                            Address for Notices:
                                            1251 Avenue of the Americas
                                            New York, New York 10020-1104
                                            Attention:  Richard Emmich
                                            Telecopier No.:


                                            NATIONAL AUSTRALIA BANK
                                              LIMITED, (A.C.N. 004044937)
                                                as Lender

                                            By: /s/ Paul R. Morrison
                                               --------------------------------
                                                Name: Paul R. Morrison
                                                Title: Vice President

                                            Address for Notices:
                                            200 Park Avenue
                                            34th Floor
                                            New York, New York 10166
                                            Attention: Lidia Saniuk/Geraldine
                                                       Harper
                                            Telecopier No.:

                                            BAYERISCHE HYPO-UND
                                              VEREINSBANK AG, New York
                                              Branch,
                                                as Lender

                                            By: /s/ Steven Atwell
                                               --------------------------------
                                                Name: Steven Atwell
                                                Title: Director

                                            By: /s/ Shannon Batchman
                                               --------------------------------
                                                Name: Shannon Batchman
                                                Title: Director
                                            Address for Notices:
                                            150 East 42nd Street
                                            New York, New York 10017
                                            Attention:  Arelis Cepeda
                                            Telecopier No.:





                                            BANK HAPOALIM B.M.,
                                              as Lender

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:
                                            Address for Notices:
                                            1177 Avenue of the Americas
                                            New York, New York 10036
                                            Attention:  Donna Gindoff/Ivelis
                                                        Cruz
                                            Telecopier No.:


                                            COBANK, ACB,
                                              as Lender

                                            By: /s/ Jason D. Bauer
                                               --------------------------------
                                                Name: Jason D. Bauer
                                                Title: Assistant Vice President

                                            Address for Notices:
                                            5500 South Quebec Street
                                            Englewood, CO 80111
                                            Attention:  Ryan Spearman
                                            Telecopier No.:


                                            BANKGESELLSCHAFT BERLIN AG,
                                              London Branch
                                                as Lender

                                            By: /s/ Simon Middleton
                                               --------------------------------
                                                Name: Simon Middleton
                                                Title: Associate Director

                                            By: /s/ Philip Nias
                                               --------------------------------
                                                Name: Philip Nias
                                                Title: Director




                                            Address for Notices:
                                            1 Crown Court
                                            Cheapside
                                            London E2C2V 6LR
                                            England
                                            Attention: Penny Neville-Park/
                                                       Collette Hayden
                                            Telecopier No.:


                                            NATEXIS BANQUES POPULAIRES,
                                              as Lender

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            645 Fifth Avenue
                                            20th Floor
                                            New York, New York 10022
                                            Attention:  Endina Barletta
                                            Telecopier No.:


                                            COMPAGNIE FINANCIERE DE CIC ET
                                              DE L'UNION EUROPEENNE,
                                               as Lender

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:
                                            Address for Notices:
                                            4 Rue Gaillon
                                            F-75002 Paris
                                            France
                                            Attention: Annick Merard
                                            Telecopier No.:


                                            MELLON BANK, N.A.,
                                              as Lender

                                            By: /s/ Mark W. Rogers
                                               --------------------------------
                                                Name: Mark W. Rogers
                                                Title:

                                            Address for Notices:
                                            Three Mellon Bank Center
                                            Rom 1203
                                            Pittsburgh, PA 15259-0003
                                            Attention: Loan Administration Dept.
                                            Telecopier No.:

                                            CHANG HWA COMMERCIAL BANK,
                                              LTD.,
                                              as Lender

                                            By: /s/ James Lin
                                               --------------------------------
                                                Name: James Lin
                                                Title: Senior Vice President and
                                                       General Manger

                                            Address for Notices:
                                            333 South Grand Avenue
                                            Suite 600
                                            Los Angeles, CA 90071
                                            Attention: Jean Luu
                                            Telecopier No.:

                                            BANK OF CHINA, NEW YORK,
                                              as Lender

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:
                                            Address for Notices:
                                            410 Madison Avenue
                                            New York, New York 10017
                                            Attention:  Kevin Cheung
                                            Telecopier No.:

                                            ERSTE BANK DER
                                               OESTERREICHISCHEN
                                               SPARKASSEN AG, New York Branch
                                                 as Lender

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            280 Park Avenue, West Building
                                            New York, NY 10017
                                            Attention: Patrick Kunkel
                                            Telecopier No.: